UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2008
URS Corporation
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

1-7567 (Commission File No.)	94-1381538 (IRS Employer Identification No.)
600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 774-2700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
At a previously scheduled meeting with our lenders held on December 9, 2008, we re-confirmed that our expected fiscal year 2008 revenues will be approximately $9.8 billion. A portion of our presentation is attached hereto as Exhibit 99.1 and is furnished and not filed pursuant to Item 7.01. Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Statements contained in this Form 8-K that are not historical facts may constitute forward-looking statements, including statements relating to our future revenues. The Company believes that its expectations are reasonable and are based on reasonable assumptions. However, such forward-looking statements by their nature involve risks and uncertainties. We caution that a variety of factors could cause the Company’s business and financial results to differ materially from those expressed or implied in the Company’s forward-looking statements. These factors include, but are not limited to: an economic downturn; recent declines in the financial markets; changes in the Company’s book of business; the Company’s compliance with government contract procurement regulations; the Company’s leveraged position and the ability to service its debt; restrictive covenants in the Company’s 2007 Credit Facility; the Company’s integration of Washington Group International, Inc.; the Company’s ability to procure government contracts; the Company’s reliance on government appropriations; the ability of the government to unilaterally terminate the Company’s contracts; the Company’s ability to make accurate estimates and assumptions; the Company’s accounting methods; impairment of the Company’s goodwill; the Company’s and its partners’ ability to bid on, win, perform and renew contracts and projects; the Company’s dependence on partners, subcontractors and suppliers; customer payment defaults; the Company’s ability to recover on claims; availability of bonding and insurance; environmental liabilities; liabilities for pending and future litigation; the impact of changes in laws and regulations; nuclear energy indemnification; a decline in defense spending; industry competition; the Company’s ability to attract and retain key individuals; employee, agent or partner misconduct; risks associated with international operations; business activities in high security risk countries; third party software risks; terrorist and natural disaster risks; the Company’s relationships with its labor unions; the Company’s ability to protect its intellectual property rights; anti-takeover risks and other factors discussed more fully in the Company’s Form 10-Q for the quarter ended September 26, 2008, as well as in other reports filed from time to time with the Securities and Exchange Commission. These forward-looking statements represent only the Company’s current intentions, beliefs or expectations, and any forward-looking statement speaks only as of the date on which it was made. The Company assumes no obligation to revise or update any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
99.1	December 9, 2008 Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION
Dated: December 9, 2008	By:	/s/ Joseph Masters
Joseph Masters
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	December 9, 2008 Presentation